DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND

Supplement to Prospectus dated May 1, 2004

The following information supersedes and replaces the fourth paragraph contained in the section of the Fund’s Prospectus entitled “Management”:

Effective May 25, 2004, The Dreyfus Taxable Fixed Income Team assumed management responsibility for the Fund. The team, which consists of sector specialists, collectively makes investment decisions for the fund. The team’s specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment.

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